Forward-looking statements generally can be identified by the use of forward-looking terminology such as "will," "propose," "may," "plan," "seek," "expect," "intend," "estimate," "anticipate," "believe," "continue," or similar terminology. Any forward-looking statements presented herein are made only as of the date of this document, and we do not undertake any obligation to update or revise any forward-looking statements to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

At least 2,206,302 shares outstanding as of the record date, or 91% of the votes cast, voted in favor of all nominees. RESULTS All nominees have been elected. At least 2,367,151 shares outstanding as of the record date, or 98% of the votes cast, voted in favor of all nominees. The proposal has been approved.

2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Q1 2025

2020 2021 2022 2023 2024 Q1 2025

2020 2021 2022 2023 2024 Q1 2025

0.88% 0.87% 1.15% 1.35% ACL to Loans HFI* Nonperforming Loans/Total Loans HFI* *Excludes Government Guaranteed Loans HFI

• • • • •

• • • • • •

• • • •

• • • •

• • • • •

• • • • •

• • • • • •

• • • • • • • • •

•

• • •

• •

BAYFIRST

ANNUAL MEETING OF SHAREHOLDERS

Thursday, May 15th, 2025

TODAY'S MEETING

AGENDA

WELCOME & INTRODUCTIONS
BRANDI JABER: *EVP, Chief Production Officer*

FINANCIAL PERFORMANCE
SCOTT MCKIM: *EVP, Chief Financial Officer*

2024: IN REVIEW & SPOTLIGHT
ROBIN OLIVER: *President & Chief Operating Officer*

2025: STRATEGIC DISCUSSION
THOMAS ZERNICK: *Chief Executive Officer*

CHAIRMAN'S REMARKS
ANTHONY SARAVANOS: *Chairman of the Board*

SHAREHOLDER Q & A
BRANDI JABER: *EVP, Chief Production Officer*



INTRODUCTIONS

BRANDI JABER

EVP, Chief Production Officer

BOARD OF DIRECTORS

ANTHONY SARAVANOS

Board Chair



MARK BERSET

Chair, Ad Hoc Executive Committee



DR. ALEX HARRIS

Chair, Compliance Committee





DEREK BERSET

Board Member



DENNIS DELOACH III

Chair, Compensation Committee



ANTHONY LEO

Chair, Directors Credit & Loan Committee

BOARD OF DIRECTORS

CHRISTOS POLITIS

Chair, Corporate Social Responsibility Committee



SHERYL WUDUNN

Chair, Tech Strategy Committee



BARBARA ZIPPERIAN

Chair, Audit & Risk Management Committees





BRADLY SPOOR

Chair, Nominating Committee



THOMAS ZERNICK

Chief Executive Officer



HAROLD WINNER

Director Emeritus

BAYFIRST

EXECUTIVE
Officers

THOMAS ZERNICK
Chief Executive Officer

ROBIN OLIVER
President & Chief Operating Officer

SCOTT MCKIM
EVP, Chief Financial Officer

BRANDI JABER
EVP, Chief Production Officer

SUSAN KHAYAT
EVP, Chief Credit Officer

NICKOLAS SMITH
EVP, Chief Human Resources Officer

THOMAS QUALE
EVP, Market President & Chief Lending Officer


FIRST



FINANCIAL PERFORMANCE

SCOTT MCKIM
Chief Financial Officer

CAUTIONARY STATEMENT

Forward-Looking Information

In addition to the historical information contained herein, this presentation includes "forward-looking statements" within the meaning of such term in the Private Securities Litigation Reform Act of 1995. These statements are subject to many risks and uncertainties, including, but not limited to, the effects of health crises, global military hostilities, or climate change, including their effects on the economic environment, our customers and our operations, as well as any changes to federal, state or local government laws, regulations or orders in connection with them; the ability of the Company to implement its strategy and expand its banking operations; changes in interest rates and other general economic, business and political conditions, including changes in the financial markets; changes in business plans as circumstances warrant; risks related to mergers and acquisitions; changes in benchmark interest rates used to price loans and deposits, changes in tax laws, regulations and guidance; and other risks detailed from time to time in filings made by the Company with the SEC, including, but not limited to those “Risk Factors” described in our most recent Form 10-K and Form 10-Q. Readers should note that the forward-looking statements included herein are not a guarantee of future events, and that actual events may differ materially from those made in or suggested by the forward-looking statements.

Forward-looking statements generally can be identified by the use of forward-looking terminology such as "will," "propose," "may," "plan," "seek," "expect," "intend," "estimate," "anticipate," "believe," "continue," or similar terminology. Any forward-looking statements presented herein are made only as of the date of this document, and we do not undertake any obligation to update or revise any forward-looking statements to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

SECRETARY'S REPORT
2025

The Official Meeting of Shareholders was conducted at 5:00 PM in the Pinellas Room of the St. Petersburg Marriott Clearwater.

As Corporate Secretary I can report that at least 2,407,651 shares, representing at least 58% of the shares outstanding of the record date, were present in person or by proxy at the meeting.



BAYFIRST

RESULTS

PROPOSAL 1: ELECTION OF DIRECTORS

At least **2,206,302** shares outstanding as of the record date, or **91%** of the votes cast, voted in favor of all nominees.

All nominees have been elected.

PROPOSAL 2: ADJOURNMENT OF THE ANNUAL MEETING

At least **2,367,151** shares outstanding as of the record date, or **98%** of the votes cast, voted in favor of all nominees.

The proposal has been approved.

VOTING RESULTS

A LOOK BACK AT 2024

TOTAL ASSETS
(in 000's)



10-Year CAGR is 31.7%
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
$1 BILLION
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
Q1 2025

BAYFIRST

COMMUNITY BANK LOAN GROWTH

(in 000's)



3-Year CAGR is 49.7%
$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
2020
2021
2022
2023
2024
Q1 2025

**Excluding Upgrade portfolio*

BAYFIRST

DEPOSIT GROWTH

(in 000's)



3-Year CAGR is 16.6%
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$0
2020
2021
2022
2023
2024
Q1 2025

BAYFIRST

2024 Net Income & EPS by Quarter

(in 000's except per common share, excludes gain on sale in Q4 of $8.6mm or $1.91/shr)



$1,200
$1,000
$800
$600
$400
$200
$0
$824
$0.11/shr
$866
$0.12/shr
$1,137
$0.18/shr
$1,084
$0.21/shr
Q1
Q2
Q3
Q4

2024 Return on Average Assets

Annualized (excludes gain on sale in Q4 of $8.6mm, +2.73% to ROA)



0.40%
0.35%
0.30%
0.25%
0.20%
0.15%
0.10%
0.05%
0.00%
0.29%
0.29%
0.37%
0.34%
Q1
Q2
Q3
Q4

2024 Return on Common Equity

Annualized (excludes gain on sale in Q4 of $8.6mm, +39.53% to ROE)



6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
2.06%
2.26%
3.48%
4.93%
Q1
Q2
Q3
Q4

2024 Tangible Book Value

Per Common Share



$23.50
$23.00
$22.50
$22.00
$21.50
$21.00
$20.50
$20.00
$19.50
$19.00
$20.45
$20.54
$20.86
$22.95
Q1
Q2
Q3
Q4

2024 Efficiency Ratio

(Excludes Q4 Gain on Sale: *Pretax was $11.6mm*)



80.00%
78.00%
76.00%
74.00%
72.00%
70.00%
68.00%
76.06%
77.89%
77.80%
71.35%
Q1
Q2
Q3
Q4

2024 Asset Quality


2.00%
1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.88%
0.88%
1.73%
0.87%
1.70%
1.15%
1.79%
1.35%
Q1
Q2
Q3
Q4
ACL to Loans HFI*
Nonperforming Loans/Total Loans HFI*

*Excludes Government Guaranteed Loans HFI

2024 Net Interest Margin

Remaining Asset Sensitive



3.70%
3.60%
3.50%
3.40%
3.30%
3.20%
3.10%
3.42%
3.43%
3.34%
3.66%
Q1
Q2
Q3
Q4

BAYFIRST

Comparative Peer NIM (FTE)
Trend Analysis (December 31, 2024)


5.60
5.10
4.60
4.10
3.60
3.10
2.60
2.10
1.60
1.10
2021Q3
2021Q4
2022Q1
2022Q2
2022Q3
2022Q4
2023Q1
2023Q2
2023Q3
2023Q4
2024Q1
2024Q2
2024Q3
2024Q4
3.11
3.14
3.25
3.77
3.58
4.12
4.20
3.54
3.44
3.46
3.40
3.66
Flagship Bank
One Florida Bank
Bank of Central Florida
First Bank
Bank of Tampa
Central Bank
Cogent Bank
Climate First Bank
First National Bank of Pasco
BayFirst National Bank

HUB TAYLOR ADVISORS

BAYFIRST

Comparative Peer COF

Trend Analysis (December 31, 2024)



0.59
0.66
0.65
0.55
1.89
3.17
3.74
4.02
4.10
4.20
4.29
3.84
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
2021Q3
2021Q4
2022Q1
2022Q2
2022Q3
2022Q4
2023Q1
2023Q2
2023Q3
2023Q4
2024Q1
2024Q2
2024Q3
2024Q4
Flagship Bank
One Florida Bank
Bank of Central Florida
First Bank
Bank of Tampa
Central Bank
Cogent Bank
Climate First Bank
First National Bank of Pasco
BayFirst National Bank

HUB | TAYLOR ADVISORS

BAYFIRST

A QUICK LOOK INTO Q1 2025

BAYFIRST

FIRST QUARTER HIGHLIGHTS
(IN 000'S)

Total Assets:	$1,291,957
Net Income:	-$335
Net Charge-Offs & FV Losses:	$4,500
Net Interest Margin:	3.77%



THE IMPACT OF CURRENT EVENTS

INTEREST RATE

FORECAST

Set Default | Export | World Interest Rate Probability

Show Models »

Enable Overrides

Region: United States »
Target Rate 4.50
Effective Rate 4.33

Instrument: Fed Funds Futures »
Pricing Date 05/07/2025
Cur. Imp. O/N Rate 4.330

Meeting	#Hikes/Cuts	%Hike/Cut	Imp. Rate Δ	Implied Rate	A.R.M.
05/07/2025	-0.019	-1.9%	-0.005	4.325	0.250
06/18/2025	-0.303	-28.4%	-0.076	4.254	0.250
07/30/2025	-0.930	-62.7%	-0.233	4.097	0.250
09/17/2025	-1.764	-83.4%	-0.441	3.889	0.250
10/29/2025	-2.430	-66.6%	-0.608	3.722	0.250
12/10/2025	-3.144	-71.4%	-0.786	3.544	0.250
01/28/2026	-3.570	-42.6%	-0.892	3.438	0.250
03/18/2026	-4.033	-46.3%	-1.008	3.322	0.250
04/29/2026	-4.280	-24.7%	-1.070	3.260	0.250
06/17/2026	-4.564	-28.4%	-1.141	3.189	0.250
07/29/2026	-4.720	-15.6%	-1.180	3.150	0.250
09/16/2026	-4.910	-19.0%	-1.228	3.102	0.250
10/28/2026	-4.940	-3.0%	-1.235	3.095	0.250
12/09/2026	-4.857	+8.3%	-1.214	3.116	0.250
01/27/2027	-4.950	-9.3%	-1.238	3.092	0.250

Implied Overnight Rate & Number of Hikes/Cuts


Maximize
Implied Overnight Rate (%)
Number of Hikes/Cuts Priced In
4.4
4.2
4.0
3.8
3.6
3.4
3.2
3.0
0.0
-1.0
-2.0
-3.0
-4.0
-5.0
Current
06/18/2025
09/17/2025
12/10/2025
03/18/2026
06/17/2026
09/16/2026
12/09/2026
Implied Overnight Rate (%)
Number of Hikes/Cuts Priced In

BAYFIRST

BAFN Share Price| +19.9%


BAFN
Last: 15.18
Volume: 0
0 (0.00%)
OPEN:
CLOSE:
HIGH:
LOW:
VOL:
DATE:
BAYFIRST FINANCIAL CORP
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Charts reflect prices as of market close May 13, 2024

BAYFIRST

KRE Index| +16.4%


KRE
Last: 59.19
0 (0.00%)
Volume: 67,675
OPEN: 63.16
CLOSE: 62.86
HIGH: 63.54
LOW: 62.585
VOL: 8.2 M
DATE: 01/23/2025
SPDR SERIES TRUST
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Charts reflect prices as of market close May 13, 2024

BAYFIRST

QABA Index| +15.7%


QABA
Last: 54.69
0.41 (0.76%)
Volume: 1,279
OPEN:
CLOSE:
HIGH:
LOW:
VOL:
DATE:
FIRST TR NASDAQ ABA CMNTY BK I
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Feb
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BAYFIRST



2024: THE YEAR IN REVIEW

ROBIN OLIVER

President & Chief Operating Officer

2024 CHALLENGES

- High interest rates and inflationary pressure led to increased credit losses
- Larger commercial loan demand was down due to higher rates
- Deposit competition remained fierce putting pressure on maintaining higher rates
- Competition from big banks and non-banks continued to heat up
- Helene and Milton paid a visit

2024 SUCCESSES

- South Trail banking center opened in Q1
- Interest rate drops and discipline helped with deposit costs in latter part of 2024
- Healthcare banking focus launched
- 1,207 minority owned businesses supported through our program **($236MM)**
- Express modifications helped hundreds of small businesses survive
- Named Forbes **Best Bank** in Florida!

CONVENTIONAL COMMERCIAL LENDING

- **$68 million** in production
- $38 million or **21% growth** in balances YoY
- Grew commercial lending team from 5 to 8 team members
- New Healthcare focus taking hold



CONSUMER & RESIDENTIAL LENDING

- **$114 million** of HeLoan/HELOC production
- **$65 million** of other consumer loan production
- **$30 million** of residential production
- **$120 million** or 40% in loan growth YoY



SBA & USDA LENDING

- **$438 million** of total SBA & USDA production
- **$300 million** in Bolt loan production (SBA 7a product of $150 thousand or less)
- **$116 million** of other traditional SBA production
- **$22 million** of USDA production
- Continued focus on improving credit quality and collection activities of the Bolt loan program

BAYFIRST

BANKING CENTERS

- **Net new accounts:**
  - **16% growth** in net new checking accounts
  - **16% growth** in net new savings/money market accounts

- **$58 million or 6% growth in deposit balances YoY** *(excluding brokered deposits)*
- **Focus on building true relationships and increasing business banking**


3015

OPERATIONAL UPDATES

- Lock box services are now live
- ACH fraud tool implemented, zero ACH fraud losses in Q1 2025
- New treasury platform for more complex businesses will be available soon
- Association banking product set rolled out. First few HOA's already onboarded!
- Business and personal credit card partnership coming this summer
- Focus of the team on improving efficiency while still providing a fantastic high-touch customer experience


BAYFIRST
2024 RECAP

VIDEO SPOTLIGHT



2025: STRATEGIC DISCUSSION

THOMAS ZERNICK
Chief Executive Officer

ACQUIRE OR BE ACQUIRED
Bank Director Conference


BankDirector
ACQUIRE OR BE ACQUIRED
The Banking Industry Today

Tom Michaud, Presented January 2025

KEEFE, BRUYETTE & WOODS
A Stifel Company

BAYFIRST

THE STATE OF BANKING

January of 2025

1

Banks are Turning the Corner

The Economy | Fundamentals | Regulation |Stock Prices

2

Debt and Equity Capital Markets for Banks Have Reopened

Positive Investor Response

3

Consolidation has Restarted and the Endgame is Emerging

Capital One and Discover Kicked Things Off in February 2024

4

FinTech and Non-Bank Competition is Growing and Evolving

The Digital and Crypto Markets are Likely to Gain Structure

THE STATE OF BANKING (as of January 2025

The KBW Economic Outlook... No Landing?


Real GDP Growth
(3.4%) 5.7% 2.1% 2.9% 2.7% 2.2% 2.1%
'20 '21 '22 '23 '24E '25E '26E
Unemployment Rate
8.1% 5.4% 3.6% 3.8% 4.2% 4.3% 4.3%
'20 '21 '22 '23 '24E '25E '26E
Fed Funds Rate (Upper Bound)
0.25% 0.25% 4.50% 5.50% 4.50% 4.00% 3.50%
'20 '21 '22 '23 '24 '25E '26E
10-Year Treasury
0.93% 1.51% 3.88% 3.88% 4.58% 4.50% 4.50%
'20 '21 '22 '23 '24 '25E '26E
Source: KBW Research, Federal Reserve, Moody's, and Bloomberg
Page 4
PRIVATE AND CONFIDENTIAL
KBW
KEEFE, BRUYETTE & WOODS
A Stifel Company

BAYFIRST

THE STATE OF BANKING

2025


Top 25 Banks by Total Assets
Mid-Sized Banks (1)
‹ $10 Billion in Total Assets
Today:
% of Banks
% of Deposits
% of Assets
25 Banks
~130 Banks
~4,300 Banks
0.6%
66%
71%
3%
19%
17%
96%
15%
11%
The Banking Barbell
30 Years Ago:
25 Banks
~50 Banks
~12,500 Banks
0.2%
18%
29%
0.4%
13%
14%
99%
68%
57%
Source: FDIC and S&P Capital IQ Pro;
Note: "Today" data as of 9/30/2024; "30 Years Ago" data as of 12/31/1994; Totals may not sum due to rounding
Page 31 PRIVATE AND CONFIDENTIAL
Note: Company size based on assets and not pro forma for pending acquisitions
(1) Defined as all banks greater than $10 billion in assets and not in the top 25 banks by asset size
KBW KEEFE, BRUYETTE & WOODS
A Stifel Company

The Endgame is Emerging

BAYFIRST

THE STATE OF BANKING

In Summary, The 2025 Outlook

1. Positive Bank Fundamental Outlook
2. Financial Stocks Have More to Go
3. Consolidation is Likely to Accelerate
4. Expect Accelerating Pace of Change
5. Macro Risks Remain

OUR MISSION

BayFirst Financial strives to be the first choice for individuals, families, and small businesses to enhance their financial well-being and foster growth. By seamlessly integrating technology with an amazing human touch, we are redefining the banking experience for the communities we serve.


$

OUR VALUES

AT BAYFIRST WE CARE

C — **CURIOSITY** fuels us.

A — **ADAPTABILITY** shapes us.

R — **RESILIENCE** strengthens us.

E — **EXCELLENCE** defines us.

ENGAGED WITH OUR COMMUNITIES

- SCORE
- EmpowHERment
- st pete pride
- Pinellas County Urban League
- SBA U.S. Small Business Administration
- HPWA Hispanic Professional Women's Association, Inc.
- GREENHOUSE
- MEALS on WHEELS AMERICA
- FAIRGROUNDS St. Pete
- Fossil Park
- Working Women of Tampa Bay — Celebrating 10 years of connections & collaborations
- What Inspires You?
- KEEP PINELLAS Beautiful — KEEP AMERICA BEAUTIFUL AFFILIATE
- PRESERVE THE 'BURG
- Habitat for Humanity
- WEL FLORIDA — EMPOWERING WOMEN FOR EXECUTIVE & BOARD LEADERSHIP — ADVOCATE | EDUCATE | CONNECT
- James B. SANDERLIN NEIGHBORHOOD FAMILY CENTER
- SPFC ST. PETE FREE CLINIC — SERVE PEOPLE. FEED COMPASSION.
- Corbett Preparatory School of IDS
- spca TAMPA BAY
- catalyst community capital
- FEEDING Tampa Bay — Because Food Makes Tomorrow Possible
- YMCA OF THE SUNCOAST
- JUDEO CHRISTIAN HEALTH CLINIC, INC.
- 25TH ANNIVERSARY
- The Helen Gordon Davis Centre For Women — EMPOWER • ELEVATE • EDUCATE
- pace Center for Girls
- 25+ Young Professionals
- TAMPA.GOV
- THE DEUCES LIVE
- THE WOODSON AFRICAN AMERICAN MUSEUM OF FLORIDA
- WOTW
- THE SALVATION ARMY
- st.petersburg
- Academy Prep Center of St. Petersburg
- girls inc.
- DREAM OAKS CAMP — Foundation for Dreams
- Heels to Heal
- GREAT EXPLORATIONS
- Foundation for a Healthy St. Petersburg
- AMERICA'S SBDC FLORIDA — Hosted by USF Muma College of Business

CORE OPERATING
PRINCIPLES

These principles empower every team member to contribute meaningfully, knowing their voice matters and their actions have impact.

- ACT LIKE **ADULTS** AND DO THE **RIGHT** THING.
- SAY WHAT YOU MEAN **WITHOUT** SAYING IT MEAN
- ACT WITH **SPEED**, SIMPLICITY, & DECISIVENESS
- CHANGE AND ADAPT **FREQUENTLY**
- **MANAGE** RISK WITHOUT CREATING BUREACRACY
- **QUESTION** THINGS.
- RESPECT **EVERYONE**. INCLUSIVITY IS FUNDAMENTAL, NOT A GOAL.
- **COLLABORATION,** NOT RANK OR HIERARCY

BAYFIRST

HOW DO WE PROPEL BAYFIRST TO A HIGH-PERFORMING BANK?

Asset Quality Performance:

Charge-Offs Below $13 Million



HOW DO WE PROPEL BAYFIRST TO A HIGH-PERFORMING BANK?

Deposits

New Business Opened:
1,001 Accounts

$100 Million Growth
(Total Non-CD Deposits)

Deposits

Treasury Management:
25% Growth
(376 to 470 Products)



HOW DO WE PROPEL BAYFIRST TO A HIGH-PERFORMING BANK?

Conventional Business Loans: $99 Million



HOW DO WE PROPEL BAYFIRST TO A HIGH-PERFORMING BANK?

Personnel

Having the right teammates

Managing the ones we have



HOW DO WE PROPEL BAYFIRST TO A HIGH-PERFORMING BANK?

Asset Quality Performance:

Charge-Offs Below $13 Million

epos
Treasu
nagen
% Gro
470 P

Conve
Busi
Loa
$99 M

Persor
Having th
teamm
Managing t
we ha

Operating Efficiency

Efficiency Ratio: 78% to 69.6% (8% Drop)

asu
4 M

Re
$3

SBA

Bolt: $336 Million
Core: $176 Million
TOTAL: $512 Million



HOW DO WE PROPEL BAYFIRST TO A HIGH-PERFORMING BANK?

Operating Efficiency

Efficiency Ratio:
78% to 69.6%
(8% Drop)



HOW DO WE PROPEL BAYFIRST TO A HIGH-PERFORMING BANK?

Consumer:

$164 Million



HOW DO WE PROPEL BAYFIRST TO A HIGH-PERFORMING BANK?

Residential:
$30 Million



HOW DO WE PROPEL BAYFIRST TO A HIGH-PERFORMING BANK?

SBA

Bolt: $336 Million
Core: $176 Million
TOTAL: $512 Million



2025 STRATEGIC INITIATIVES

SOAR

S
Strive for operational excellence.
- SysAid WorkFlow
- Automated Consumer Loan Funding
- Global Wave Tickler System
- PowerLOS Enhancements, SBA Core and Conventional Lending

O
Optimize our technology platform to be more data driven.
- Operational Data Store & PowerBI
- Sales Hub
- Fraud Prevention Tools: Verafin & TrueACH
- Power: Improved Intelligence

A
Accelerate our focus on business banking.
- Launch of Business Banking Platform
- Healthcare Business Focus
- Association/HOA Banking
- Treasury Team / Product Expansion

R
Realign and diversify our sources of revenue.
- JHA Treasury Management to Increase Fee Income
- Embedded Lending
- Infusion Marketing for Increased Cross-Selling
- FinTech Partnerships, including Payments Processing

BAYFIRST

FOCUSED VISION.

UNLIMITED POSSIBILITIES.

Each step we take is grounded in your confidence. Thank you for being an essential part of the BayFirst journey—**here for what's next** and *beyond.*

CHAIRMAN'S REMARKS



ANTHONY SARAVANOS
Chairman of the Board

BAYFIRST

BOARD EXPERIENCE

- Music and Entertainment
- Law
- Medicine
- Bank CEO experience (2 Members)
- Bank CFO experience
- Credit & Debt
- Insurance
- Real Estate
- Technology



TAMPA BAY
REAL ESTATE DEMOGRAPHICS

- **#3 / 50 MSA's in Office**



*Data from Marcus and Millichap 2025 Market Outlooks

BAYFIRST

TAMPA BAY
REAL ESTATE DEMOGRAPHICS



In 2025, Florida's economy is projected to moderate its growth but remain stronger than the national average.

KEY INDICATORS SHOW:

- slowing of previous rapid growth, with the Gross State Product (GSP) reaching $1.4 trillion.

- Employment growth is expected to moderate, though the unemployment rate is projected to remain below the national average.

- Housing affordability challenges persist, and immigration enforcement could impact labor supply in certain sectors.

**Data from Marcus and Millichap 2025 Market Outlooks*

COMMUNITY BANK
FRANCHISE VALUE



- High Touch

- Scarcity Value

COMMUNITY BANK
FRANCHISE VALUE



TRUE LIFE EXAMPLE: Contact Center & In-Branch Experience



CASSIDY GIVENS
Assistant Contact Center Manager



JENNIFER GONZALEZ
VP, Contact Center Manager



EMILE MRAD
Universal Banker (Countryside)



YOMARALIS NIEVES
Universal Banker (Tampa)



TANYA CUEVAS
Assistant Banking Center Manager (Tampa)

ANNUAL MEETING

Q | A

OF SHAREHOLDERS

BAYFIRST

THAT CONCLUDES OUR MEETING

SEE YOU NEXT YEAR!

Non-GAAP Reconciliation

Adjusted Income and Diluted Earnings Per Common Share	For the Quarter Ended			Year-to-Date	
	12/31/2024	9/30/2024	12/31/2023	12/31/2024	12/31/2023
Net income, as reported	$ 9,776	$ 1,137	$ 1,655	$ 12,603	$ 5,702
Less:					
Gain on sale of premises and equipment	(11,649)	-	-	(11,649)	-
Income tax expense (1)	2,957	-	-	2,957	-
Net income, excluding gain on sale of premises and equipment	$ 1,084	$ 1,137	$ 1,655	$ 3,911	$ 5,702
Diluted earnings per common share, as reported	$2.11	$0.18	$0.32	$2.62	$1.12
Effect of gain on sale of premises and equipment, net of income tax expense	(1.91)	0	0	(1.89)	0
Diluted earnings per common share, excluding gain on sale of premises and equipment	$0.21	$0.18	$0.32	$0.73	$1.12
Return on Assets, as reported	3.07%	0.37%	0.60%	1.05%	0.54%
Effect of gain on sale of premises and equipment, net of income tax expense	-2.73%	0.00%	0.00%	-0.72%	0.00%
Return on Assets, excluding gain on sale of premises and equipment	0.34%	0.37%	0.60%	0.33%	0.54%
Return on Common Equity, as reported	42.71%	3.48%	6.37%	12.84%	5.87%
Effect of gain on sale of premises and equipment, net of income tax expense	-39.53%	0.00%	0.00%	-10.09%	0.00%
Return on Common Equity, excluding gain on sale of premises and equipment	4.93%	3.48%	6.37%	4.54%	5.87%
Tier 1 Leverage	8.14%	8.41%	9.38%	8.14%	9.38%
Total Capital	11.31%	11.39%	13.02%	11.31%	13.02%